UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2005

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:20 A.M. Central Time on July 21, 2005.

SIMMONS FIRST ANNOUNCES RECORD EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ NM:SFNC) today announced record earnings for the three and six-month periods ended June 30, 2005. Net income for the quarter was $6.9 million, an increase of $655,000, or 10.4% over the second quarter of 2004. Diluted earnings per share were $0.47 for the second quarter of 2005 compared to $0.42 per share for the same period in 2004, an increase of 11.9%.

For the six-month period ended June 30, 2005, net income was $12.8 million, an increase of $1.1 million, or 9.4% over the same period in 2004. Diluted earnings per share for the six-month period were $0.87, an increase of $0.08, or 10.1%.

“The second quarter results were excellent for Simmons First. We are very pleased with our earnings performance, loan growth, and continued improvement in asset quality,” remarked J. Thomas May, Chairman and Chief Executive Officer. “The increase in earnings over the same quarter last year is the result of an improvement in the Company’s net interest margin, coupled with a modest 1.9% increase in non-interest expense.”

Net interest income for the second quarter of 2005 increased 6.3% to $22.5 million. Net interest margin, on a fully taxable equivalent basis, was 4.15% in the second quarter of 2005 compared to 4.05% in the second quarter of 2004, an increase of 10 basis points. These increases are primarily attributable to growth in the loan portfolio and a reduction in interest expense associated with the 2004 prepayment of a portion of the Company’s trust preferred securities.

The Company’s loan portfolio totaled $1.7 billion at June 30, 2005, an increase of $119 million, or 7.7% over the same period last year. The growth was primarily attributable to increased demand in the commercial and real estate loan portfolios. Deposits were $2.0 billion at June 30, 2005, a $95 million, or 4.9% increase from June 30, 2004.

Asset quality for the second quarter continued to strengthen as non-performing assets decreased by $2.9 million from the same period last year, a 20% decrease. Non-performing loans to total loans improved to 0.61% from 0.83% from the same period last year, while the allowance for loan losses improved to 232% of non-performing loans as of June 30, 2005, compared to 188% as of June 30, 2004. At quarter end, the allowance for loan losses equaled 1.63% of total loans. The Company’s annualized net charge-off ratio for the second quarter of 2005 was 0.33%. Excluding credit cards, the annualized net charge-off ratio was 0.11%.

Total assets were $2.5 billion at June 30, 2005, an increase of $160 million over the quarter ended June 30, 2004. Stockholders’ equity at June 30, 2005 was $239 million, an $11.1 million increase from June 30, 2004.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 78 offices, of which 76 are financial centers, in 44 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, July 21, 2005. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 7363813 and the recording will be available through the end of business July 31, 2005. In addition, the call will be available live or in recorded version on the Company’s Web site at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands)	2005	2005	2004	2004	2004

ASSETS
Cash and non-interest bearing balances due from banks	$73,169	$67,615	$72,032	$77,944	$79,555
Interest bearing balances due from banks	27,861	22,030	36,249	11,273	12,660
Federal funds sold	43,230	56,580	45,450	17,300	41,555
Cash and cash equivalents	144,260	146,225	153,731	106,517	133,770

Investment securities - held-to-maturity	149,293	147,644	151,264	178,450	179,316
Investment securities - available-for-sale	400,451	411,340	390,794	385,131	376,098
Mortgage loans held for sale	8,361	11,641	9,246	11,153	9,094
Assets held in trading accounts	4,680	4,718	4,916	2,149	389

Loans	1,662,337	1,586,483	1,571,376	1,602,127	1,543,163
Allowance for loan losses	(27,013)	(26,422)	(26,508)	(27,602)	(27,268)
Net loans	1,635,324	1,560,061	1,544,868	1,574,525	1,515,895

Premises and equipment	59,086	57,685	57,211	55,027	51,614
Foreclosed assets held for sale, net	1,482	1,340	1,839	1,789	1,641
Interest receivable	15,705	15,276	14,248	15,361	12,797
Bank owned life insurance	32,673	7,410	3,536	3,488	3,454
Goodwill	60,454	60,454	60,454	60,454	60,432
Core deposit premiums	5,414	5,621	5,829	6,035	6,243
Other assets	13,202	13,095	16,008	18,204	19,770

TOTAL ASSETS	$2,530,385	$2,442,510	$2,413,944	$2,418,283	$2,370,513

LIABILITIES
Non-interest bearing transaction accounts	$308,543	$296,347	$293,137	$287,632	$298,556
Interest bearing transaction accounts and savings deposits	777,820	773,365	769,296	749,492	746,595
Time deposits less than $100,000	561,937	562,171	539,836	547,510	545,551
Time deposits greater than $100,000	377,991	376,478	356,926	357,566	340,368
Total deposits	2,026,291	2,008,361	1,959,195	1,942,200	1,931,070
Federal funds purchased and securities sold under agreements to
repurchase	122,255	89,991	104,785	96,384	70,656
Short-term debt	36,851	907	2,373	13,763	11,665
Long-term debt - parent company	6,000	6,000	6,000	6,000	8,000
Long-term FHLB debt - affiliate banks	52,854	55,583	57,733	59,775	56,077
Subordinated debt issued to capital trusts	30,930	30,930	30,930	48,714	48,714
Accrued interest and other liabilities	16,512	18,466	14,706	15,993	16,721
TOTAL LIABILITIES	2,291,693	2,210,238	2,175,722	2,182,829	2,142,903

STOCKHOLDERS' EQUITY
Capital stock	144	144	146	146	146
Surplus	55,608	56,315	62,826	62,659	63,044
Undivided profits	184,865	180,075	176,374	172,726	167,864
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(1,925)	(4,262)	(1,124)	(77)	(3,444)
TOTAL STOCKHOLDERS' EQUITY	238,692	232,272	238,222	235,454	227,610

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,530,385	$2,442,510	$2,413,944	$2,418,283	$2,370,513

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands)	2005	2005	2004	2004	2004

ASSETS
Cash and non-interest bearing balances due from banks	$77,007	$77,862	$85,375	$77,139	$75,206
Interest bearing balances due from banks	15,765	35,027	38,498	13,817	33,677
Federal funds sold	35,157	52,022	60,033	36,389	46,206
Cash and cash equivalents	127,929	164,911	183,906	127,345	155,089

Investment securities - held-to-maturity	149,038	149,986	171,402	178,537	180,143
Investment securities - available-for-sale	412,101	404,127	383,325	378,591	374,576
Mortgage loans held for sale	9,425	8,532	9,682	10,211	12,512
Assets held in trading accounts	4,696	4,234	5,510	236	734

Loans	1,626,513	1,575,329	1,570,724	1,577,821	1,529,321
Allowance for loan losses	(26,859)	(27,004)	(27,823)	(27,648)	(27,325)
Net loans	1,599,654	1,548,325	1,542,901	1,550,173	1,501,996

Premises and equipment	58,320	57,538	56,128	52,508	51,287
Foreclosed assets held for sale, net	1,420	1,468	1,728	1,798	1,841
Interest receivable	15,301	14,398	14,854	13,852	13,349
Bank owned life insurance	24,823	3,593	3,507	3,469	3,416
Goodwill	60,454	60,454	60,454	60,450	59,613
Core deposit premiums	5,534	5,745	5,947	6,153	6,246
Other assets	12,104	15,554	18,212	19,265	19,023

TOTAL ASSETS	$2,480,799	$2,438,865	$2,457,556	$2,402,588	$2,379,825

LIABILITIES
Non-interest bearing transaction accounts	$300,909	$296,921	$302,117	$292,578	$297,109
Interest bearing transaction accounts and savings deposits	778,516	771,301	766,178	740,559	732,485
Time deposits less than $100,000	561,884	556,878	545,003	550,054	550,858
Time deposits greater than $100,000	373,366	369,372	357,800	348,148	350,832
Total deposits	2,014,675	1,994,472	1,971,098	1,931,339	1,931,284
Federal funds purchased and securities sold under agreements to
repurchase	108,519	98,499	107,150	91,950	78,372
Short-term debt	13,098	992	10,143	19,967	8,529
Long-term debt	91,045	93,365	113,370	111,025	113,913
Accrued interest and other liabilities	16,271	14,711	15,799	15,263	17,788
TOTAL LIABILITIES	2,243,608	2,202,039	2,217,560	2,169,544	2,149,886

TOTAL STOCKHOLDERS' EQUITY	237,191	236,826	239,996	233,044	229,939

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,480,799	$2,438,865	$2,457,556	$2,402,588	$2,379,825

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands)	2005	2005	2004	2004	2004

ASSETS
Cash and non-interest bearing balances due from banks	$77,432	$77,862	$77,836	$75,305	$74,377
Interest bearing balances due from banks	25,343	35,027	36,587	35,946	47,132
Federal funds sold	43,543	52,022	56,423	55,211	64,726
Cash and cash equivalents	146,318	164,911	170,846	166,462	186,235

Investment securities - held-to-maturity	149,509	149,986	176,585	178,325	178,219
Investment securities - available-for-sale	408,136	404,127	361,231	358,082	347,715
Mortgage loans held for sale	8,981	8,532	10,087	10,223	10,229
Assets held in trading accounts	4,466	4,234	4,980	531	678

Loans	1,601,062	1,575,329	1,528,447	1,514,252	1,482,118
Allowance for loan losses	(26,931)	(27,004)	(27,186)	(26,972)	(26,631)
Net loans	1,574,131	1,548,325	1,501,261	1,487,280	1,455,487

Premises and equipment	57,931	57,538	52,464	51,234	50,589
Foreclosed assets held for sale, net	1,444	1,468	1,990	2,077	2,219
Interest receivable	14,852	14,398	13,626	13,214	12,891
Bank owned life insurance	14,266	3,593	2,431	2,777	2,431
Goodwill	60,454	60,454	56,996	55,704	53,331
Core deposit premiums	5,639	5,745	5,840	5,934	5,797
Other assets	13,821	15,554	19,443	19,150	19,089

TOTAL ASSETS	$2,459,948	$2,438,865	$2,377,780	$2,350,993	$2,324,910

LIABILITIES
Non-interest bearing transaction accounts	$298,926	$296,921	$293,060	$290,019	$288,725
Interest bearing transaction accounts and savings deposits	774,928	771,301	729,842	717,643	706,058
Time deposits less than $100,000	559,395	556,878	543,136	542,508	538,696
Time deposits greater than $100,000	371,380	369,372	349,224	346,344	345,432
Total deposits	2,004,629	1,994,472	1,915,262	1,896,514	1,878,911
Federal funds purchased and securities sold under agreements to
repurchase	103,537	98,499	94,465	90,206	89,324
Short-term debt	7,078	992	11,252	11,626	7,408
Long-term debt	92,199	93,365	110,946	110,131	109,678
Accrued interest and other liabilities	15,495	14,711	16,136	16,248	16,746
TOTAL LIABILITIES	2,222,938	2,202,039	2,148,061	2,124,725	2,102,067

TOTAL STOCKHOLDERS' EQUITY	237,010	236,826	229,719	226,268	222,843

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,459,948	$2,438,865	$2,377,780	$2,350,993	$2,324,910

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands, except per share data)	2005	2005	2004	2004	2004

INTEREST INCOME
Loans	$27,175	$25,413	$25,363	$24,956	$23,802
Federal funds sold	273	327	303	140	110
Investment securities	4,659	4,574	4,496	4,494	4,343
Mortgage loans held for sale, net of unrealized gains (losses)	134	119	130	159	174
Assets held in trading accounts	25	25	35	2	1
Interest bearing balances due from banks	103	196	172	34	76
TOTAL INTEREST INCOME	32,369	30,654	30,499	29,785	28,506
INTEREST EXPENSE
Time deposits	6,071	5,278	4,752	4,555	4,475
Other deposits	1,859	1,635	1,469	1,269	1,177
Federal funds purchased and securities
sold under agreements to repurchase	754	545	471	302	202
Short-term debt	104	14	41	94	24
Long-term debt	1,104	1,089	1,512	1,448	1,478
TOTAL INTEREST EXPENSE	9,892	8,561	8,245	7,668	7,356
NET INTEREST INCOME	22,477	22,093	22,254	22,117	21,150
Provision for loan losses	1,939	2,221	1,932	1,932	2,019
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	20,538	19,872	20,322	20,185	19,131
NON-INTEREST INCOME
Trust income	1,349	1,385	1,400	1,388	1,233
Service charges on deposit accounts	4,153	3,414	3,642	3,928	3,767
Other service charges and fees	454	584	524	571	518
Income on sale of mortgage loans, net of commissions	712	682	781	814	1,045
Income on investment banking, net of commissions	161	58	131	101	198
Credit card fees	2,584	2,340	2,630	2,544	2,517
Premiums on sale of student loans	642	634	247	417	843
Bank owned life insurance income	218	20	23	23	26
Other income	724	954	612	633	644
Gain (loss) on sale of securities, net	(168)	-	-	-	-
TOTAL NON-INTEREST INCOME	10,829	10,071	9,990	10,419	10,791
NON-INTEREST EXPENSE
Salaries and employee benefits	12,697	12,831	12,357	12,091	12,280
Occupancy expense, net	1,394	1,436	1,374	1,431	1,377
Furniture and equipment expense	1,406	1,449	1,444	1,445	1,399
Loss on foreclosed assets	55	48	116	49	137
Deposit insurance	69	73	68	76	71
Write off of deferred debt issuance cost	-	-	771	-	-
Other operating expenses	5,343	5,578	5,542	5,503	5,304
TOTAL NON-INTEREST EXPENSE	20,964	21,415	21,672	20,595	20,568
NET INCOME BEFORE INCOME TAXES	10,403	8,528	8,640	10,009	9,354
Provision for income taxes	3,460	2,668	2,800	3,102	3,066
NET INCOME	$6,943	$5,860	$5,840	$6,907	$6,288
BASIC EARNINGS PER SHARE	$0.48	$0.41	$0.40	$0.47	$0.43
DILUTED EARNINGS PER SHARE	$0.47	$0.40	$0.39	$0.47	$0.42

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands, except per share data)	2005	2005	2004	2004	2004

INTEREST INCOME
Loans	$52,588	$25,413	$96,853	$71,490	$46,534
Federal funds sold	600	327	748	445	305
Investment securities	9,233	4,574	17,447	12,951	8,457
Mortgage loans held for sale, net of unrealized gains (losses)	253	119	575	445	286
Assets held in trading accounts	50	25	41	6	4
Interest bearing balances due from banks	299	196	400	228	194
TOTAL INTEREST INCOME	63,023	30,654	116,064	85,565	55,780
INTEREST EXPENSE
Time deposits	11,349	5,278	18,198	13,446	8,891
Other deposits	3,494	1,635	4,965	3,496	2,227
Federal funds purchased and securities
sold under agreements to repurchase	1,299	545	1,227	756	454
Short-term debt	117	14	175	134	40
Long-term debt	2,192	1,089	5,863	4,351	2,903
TOTAL INTEREST EXPENSE	18,451	8,561	30,428	22,183	14,515
NET INTEREST INCOME	44,572	22,093	85,636	63,382	41,265
Provision for loan losses	4,159	2,221	8,027	6,095	4,163
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	40,413	19,872	77,609	57,287	37,102
NON-INTEREST INCOME
Trust income	2,734	1,385	5,421	4,021	2,633
Service charges on deposit accounts	7,567	3,414	14,564	10,922	6,994
Other service charges and fees	1,039	584	2,158	1,634	1,063
Income on sale of mortgage loans, net of commissions	1,395	682	3,391	2,610	1,796
Income on investment banking, net of commissions	219	58	645	514	413
Credit card fees	4,924	2,340	10,001	7,371	4,827
Premiums on sale of student loans	1,276	634	2,114	1,867	1,450
Bank owned life insurance income	238	20	73	50	26
Other income	1,677	954	2,480	1,868	1,236
Gain (loss) on sale of securities, net	(168)	-	-	-	-
TOTAL NON-INTEREST INCOME	20,901	10,071	40,847	30,857	20,438
NON-INTEREST EXPENSE
Salaries and employee benefits	25,529	12,831	48,533	36,176	24,085
Occupancy expense, net	2,831	1,436	5,500	4,126	2,695
Furniture and equipment expense	2,855	1,449	5,646	4,202	2,757
Loss on foreclosed assets	103	48	346	230	181
Deposit insurance	142	73	284	216	140
Write off of deferred debt issuance cost	-	-	771	-	-
Other operating expenses	10,923	5,578	21,447	15,905	10,402
TOTAL NON-INTEREST EXPENSE	42,383	21,415	82,527	60,855	40,260
NET INCOME BEFORE INCOME TAXES	18,931	8,528	35,929	27,289	17,280
Provision for income taxes	6,128	2,668	11,483	8,683	5,581
NET INCOME	$12,803	$5,860	$24,446	$18,606	$11,699
BASIC EARNINGS PER SHARE	$0.89	$0.41	$1.68	$1.28	$0.81
DILUTED EARNINGS PER SHARE	$0.87	$0.40	$1.65	$1.26	$0.79

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands)	2005	2005	2004	2004	2004

Tier 1 capital
Stockholders' equity	$238,692	$232,272	$238,222	$235,454	$227,610
Trust preferred securities, net allowable	30,000	30,000	30,000	47,250	46,993
Disallowed intangible assets, net of def. tax	(65,496)	(65,718)	(66,283)	(66,489)	(66,675)
Unrealized loss (gain) on AFS securities	1,925	4,262	1,124	77	3,444
Other	-	-	(738)	(1,532)	(1,110)

Total Tier 1 capital	205,121	200,816	202,325	214,760	210,262

Tier 2 capital
Qualifying unrealized gain on AFS securities	415	206	392	405	373
Qualifying allowance for loan losses	21,157	20,107	19,961	20,540	19,924

Total Tier 2 capital	21,572	20,313	20,353	20,945	20,297

Total risk-based capital	$226,693	$221,129	$222,678	$235,705	$230,559

Risk weighted assets	$1,686,669	$1,602,295	$1,590,373	$1,636,142	$1,586,554

Assets for leverage ratio	$2,420,348	$2,379,954	$2,391,149	$2,337,627	$2,314,344

Ratios at end of quarter
Leverage ratio	8.47%	8.44%	8.46%	9.19%	9.09%
Tier 1 capital	12.16%	12.53%	12.72%	13.13%	13.25%
Total risk-based capital	13.44%	13.80%	14.00%	14.41%	14.53%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands)	2005	2005	2004	2004	2004

Loan Portfolio - End of Period
Consumer
Credit cards	$141,398	$141,793	$155,326	$152,198	$150,265
Student loans	75,565	87,745	83,283	82,140	72,410
Other consumer	131,210	127,245	128,552	130,267	135,448
Real Estate
Construction	207,136	186,526	169,001	148,561	138,747
Single-family residential	336,413	323,874	318,498	311,291	297,388
Other commercial	489,880	480,653	481,728	483,467	468,023
Unearned income	(9)	(10)	(10)	(10)	(11)
Commercial
Commercial	161,474	165,946	158,613	184,017	185,126
Agricultural	83,071	53,927	62,340	94,751	77,023
Financial institutions	21,979	999	1,079	2,249	3,322
Other	14,222	17,785	12,966	13,196	15,422

Total Loans	$1,662,339	$1,586,483	$1,571,376	$1,602,127	$1,543,163

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$2,012	$3,016	$4,020	$7,027	$8,039
U.S. Government agencies	25,999	23,500	21,500	22,495	22,494
Mortgage-backed securities	212	279	307	494	516
State and political subdivisions	118,586	118,376	122,457	126,822	126,456
Other securities	2,484	2,473	2,980	21,612	21,811
Total held-to-maturity	149,293	147,644	151,264	178,450	179,316
Available-for-Sale
U.S. Treasury	20,092	23,006	24,096	20,008	18,933
U.S. Government agencies	355,534	364,227	341,086	338,309	330,291
Mortgage-backed securities	3,786	3,744	3,877	4,477	5,027
State and political subdivisions	3,589	4,194	4,746	4,434	4,429
FHLB stock	10,137	7,705	8,206	8,162	7,777
Other securities	7,313	8,464	8,783	9,741	9,641
Total available-for-sale	400,451	411,340	390,794	385,131	376,098

Total investment securities	$549,744	$558,984	$542,058	$563,581	$555,414

Fair Value - HTM investment securities	$150,169	$147,287	$152,432	$180,593	$178,983

Investment Securities - QTD Average

Taxable securities	$439,010	$430,288	$430,585	$423,946	$367,721
Tax exempt securities	122,129	124,439	126,543	130,773	129,427

Total investment securities - QTD average	$561,139	$554,727	$557,128	$554,719	$497,148

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands)	2005	2005	2004	2004	2004

Allowance for Loan Losses
Balance, beginning of quarter	$26,422	$26,508	$27,602	$27,268	$26,764

Loans charged off
Credit cards	1,158	1,180	1,006	1,176	1,145
Other consumer	356	244	567	418	552
Real estate	222	120	418	259	355
Commercial	520	1,420	1,884	165	188
Total loans charged off	2,256	2,964	3,875	2,018	2,240

Recoveries of loans previously charged off
Credit cards	216	179	206	182	171
Other consumer	159	132	167	125	214
Real estate	47	30	75	39	143
Commercial	486	316	401	74	197
Total recoveries	908	657	849	420	725
Net loans charged off	1,348	2,307	3,026	1,598	1,515
Allowance for loan losses on acquisitions	-	-	-	-	-
Provision for loan losses	1,939	2,221	1,932	1,932	2,019
Balance, end of quarter	$27,013	$26,422	$26,508	$27,602	$27,268

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,947	$7,360	$6,309	$5,923	$6,077
Commercial	795	1,582	3,429	2,920	3,597
Consumer	1,167	1,292	1,180	1,371	1,723
Total nonaccrual loans	8,909	10,234	10,918	10,214	11,397
Loans past due 90 days or more	1,199	1,615	1,085	1,372	1,415
Total non-performing loans	10,108	11,849	12,003	11,586	12,812

Other non-performing assets
Foreclosed assets held for sale	1,482	1,340	1,839	1,789	1,641
Other non-performing assets	51	64	83	78	53
Total other non-performing assets	1,533	1,404	1,922	1,867	1,694

Total non-performing assets	$11,641	$13,253	$13,925	$13,453	$14,506

Ratios
Allowance for loan losses to total loans	1.63%	1.67%	1.69%	1.72%	1.77%
Allowance for loan losses to
non-performing loans	267.24%	222.99%	220.84%	238.24%	212.83%
Allowance for loan losses to
non-performing assets	232.05%	199.37%	190.36%	205.17%	187.98%
Non-performing assets ratio *	0.70%	0.83%	0.89%	0.83%	0.94%
Non-performing loans to total loans	0.61%	0.75%	0.76%	0.72%	0.83%
Non-performing assets to total assets	0.46%	0.54%	0.58%	0.56%	0.61%
Net charge offs to total loans	0.33%	0.58%	0.74%	0.39%	0.37%
Net charge offs to total loans
(excluding credit cards)	0.11%	0.36%	0.60%	0.16%	0.15%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands, except share data)	2005	2005	2004	2004	2004

QUARTER-TO-DATE
Diluted earnings per share	$0.47	$0.40	$0.39	$0.47	$0.42
Operating earnings (excludes nonrecurring items)	6,943	5,860	6,310	6,907	6,288
Diluted operating earnings per share	0.47	0.40	0.42	0.47	0.42
Cash dividends declared per common share	0.15	0.15	0.15	0.14	0.14
Cash dividends declared - amount	2,154	2,158	2,193	2,045	2,049
Return on average stockholders' equity	11.74%	10.04%	9.68%	11.79%	11.00%
Return on average assets	1.12%	0.97%	0.95%	1.14%	1.06%
Net interest margin (FTE)	4.15%	4.17%	4.09%	4.16%	4.05%
FTE Adjustment - investments	720	756	689	729	708
FTE Adjustment - loans	83	83	86	91	92
Amortization of intangibles	207	207	208	208	203
Amortization of intangibles, net of taxes	130	131	132	132	129
Average shares outstanding	14,365,441	14,450,533	14,608,104	14,608,158	14,656,569
Shares repurchased	35,660	261,500	-	16,950	56,515
Average price of repurchased shares	24.17	25.95	-	24.65	24.17
Average earning assets	2,252,695	2,229,257	2,239,174	2,195,602	2,177,169
Average interest bearing liabilities	1,926,428	1,890,407	1,899,644	1,861,703	1,834,989

YEAR-TO-DATE
Diluted earnings per share	$0.87	$0.40	$1.65	$1.26	$0.79
Operating earnings (excludes nonrecurring items)	12,803	5,860	24,916	18,606	11,699
Diluted operating earnings per share	0.87	0.40	1.68	1.26	0.79
Cash dividends declared per common share	0.30	0.15	0.57	0.42	0.28
Return on average stockholders' equity	10.89%	10.04%	10.64%	10.98%	10.56%
Return on average assets	1.05%	0.97%	1.03%	1.06%	1.01%
Net interest margin (FTE)	4.16%	4.17%	4.08%	4.08%	4.04%
FTE Adjustment - investments	1,476	756	2,812	2,123	1,394
FTE Adjustment - loans	166	83	361	275	184
Amortization of intangibles	414	207	792	584	376
Amortization of intangibles, net of taxes	261	131	503	371	239
Average shares outstanding	14,407,752	14,450,533	14,515,364	14,483,772	14,420,548
Diluted shares outstanding	304,431	327,079	333,196	328,479	335,077
Average earning assets	2,241,040	2,229,257	2,174,340	2,152,570	2,130,817
Average interest bearing liabilities	1,908,517	1,890,407	1,838,865	1,818,458	1,796,596

END OF PERIOD
Book value	$16.63	$16.15	$16.29	$16.13	$15.57
Shares outstanding	14,353,963	14,381,434	14,621,707	14,601,030	14,614,074
Full-time equivalent employees	1,094	1,083	1,086	1,097	1,085
Total number of ATM's	81	80	79	78	78
Total number of financial centers	76	75	78	78	78
Parent company only - investment in subsidiaries	262,020	259,425	257,851	257,610	250,055
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Operating Earnings
For the Quarters Ended	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30
(In thousands, except share data)	2005	2005	2004	2004	2004

QUARTER-TO-DATE
Net Income	$6,943	$5,860	$5,840	$6,907	$6,288
Nonrecurring items
Write off of deferred debt issuance cost	-	-	771	-	-
Tax effect (39%)	-	-	(301)	-	-
Net nonrecurring items	-	-	470	-	-
Operating income	$6,943	$5,860	$6,310	$6,907	$6,288

Diluted earnings per share	$0.47	$0.40	$0.39	$0.47	$0.42
Nonrecurring items
Write off of deferred debt issuance cost	-	-	0.05	-	-
Tax effect (39%)	-	-	(0.02)	-	-
Net nonrecurring items	-	-	0.03	-	-
Diluted operating earnings per share	$0.47	$0.40	$0.42	$0.47	$0.42

YEAR-TO-DATE
Net Income	$12,803	$5,860	$24,446	$18,606	$11,699
Nonrecurring items
Write off of deferred debt issuance cost	-	-	771	-	-
Tax effect (39%)	-	-	(301)	-	-
Net nonrecurring items	-	-	470	-	-
Operating income	$12,803	$5,860	$24,916	$18,606	$11,699

Diluted earnings per share	$0.87	$0.40	$1.65	$1.26	$0.79
Nonrecurring items
Write off of deferred debt issuance cost	-	-	0.05	-	-
Tax effect (39%)	-	-	(0.02)	-	-
Net nonrecurring items	-	-	0.03	-	-
Diluted operating earnings per share	$0.87	$0.40	$1.68	$1.26	$0.79

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: July 21, 2005	By:	/s/ Robert A. Fehlman

Robert A. Fehlman, Senior Vice President
and Chief Financial Officer